UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2011

DUKE ENERGY CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

526 South Church Street, Charlotte, North Carolina  28202

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

DUKE ENERGY INDIANA, INC.

 (Exact Name of Registrant as Specified in its Charter)

Indiana	1-3543	35-0594457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Main Street, Plainfield, Indiana 46168

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

DUKE ENERGY OHIO, INC.

 (Exact Name of Registrant as Specified in its Charter)

Ohio	1-1232	31-0240030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

139 East Fourth Street, Cincinnati, Ohio 45202

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On May 23, 2011, Duke Energy Vermillion II, LLC a non-regulated indirect subsidiary of Duke Energy Ohio, Inc. (“Duke Energy Ohio”),  entered into a Facility Interest Purchase Agreement (the “Agreement”) by and among Duke Energy Indiana, Inc. (“Duke Energy Indiana”), a regulated affiliate of Duke Energy Ohio, and Wabash Valley Power Association, Inc. (“WVPA”)  to sell its 75% undivided ownership interest in a gas-fired electric power plant located in Vermillion County, Indiana for a total purchase price of $81.6 million (the “Transaction”).  Duke Energy Indiana will pay approximately $68 million of the purchase price and WVPA will pay the remaining $13.6 million.  Upon the closing of the Transaction, Duke Energy Indiana will own a 62.5% undivided interest in the plant as a tenant in common with WVPA, which currently owns a 25% undivided interest in the plant and will own a 37.5% undivided interest after the closing.  The Transaction is expected to result in an immaterial accounting loss to Duke Energy Corporation. Pursuant to the terms of the Agreement, the closing of the Transaction is conditioned upon the approval by the Federal Energy Regulatory Commission (the “FERC”) and the Indiana Utility Regulatory Commission (the “IURC”) and that such approvals be satisfactory to Duke Energy Indiana in its sole discretion.  The transaction is expected to close in the first quarter of 2012.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: May 26, 2011	By:	/s/ Marc E. Manly
	Name:	Marc E. Manly
	Title:	Group Executive, Chief Legal Officer and Corporate Secretary

DUKE ENERGY INDIANA, INC.

Date: May 26, 2011	By:	/s/ Marc E. Manly
	Name:	Marc E. Manly
	Title:	Group Executive and Chief Legal Officer

DUKE ENERGY OHIO, INC.

Date: May 26, 2011	By:	/s/ Marc E. Manly
	Name:	Marc E. Manly
	Title:	Group Executive and Chief Legal Officer